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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 20, 2003

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


         KENTUCKY                                            61-0985936
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
          (c)     Exhibits

                  99.1 NS Group, Inc press release dated May 20, 2003, announcing the early redemption call for $16.8 million of its senior secured notes.

Item 9.  REGULATION FD DISCLOSURE

         On May 20, 2003, NS Group, Inc. issued a news release regarding the early redemption call for $16.8 million of its senior secured notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                 NS GROUP, INC.

Date:   May 20, 2003                             By:  /s/ Thomas J. Depenbrock
                                                 -----------------------------
                                                 Thomas J. Depenbrock
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer




                                  EXHIBIT INDEX


No.                        Exhibit
---                        -------
99.1                       May 20, 2003 Press Release